Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Merlyn.AI Best-of-Breed Core Momentum ETF

Merlyn.AI Tactical Growth and Income ETF

(each a Series of EA Series Trust)

Supplement dated November 7, 2022

to the Prospectus and Statement of Additional Information (“SAI”),

each dated January 31, 2022

The Board of Trustees (the “Board”) of EA Series Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the Merlyn.AI Best-of-Breed Core Momentum ETF and the Merlyn.AI Tactical Growth and Income ETF (the “Funds”) that calls for the liquidation and dissolution of each Fund on or about November 23, 2022 (the “Liquidation Date”). Empowered Funds, LLC dba EA Advisers (the “Adviser”) recommended that the Board approve the Plan due to limited growth of each Fund’s assets. As a result, the Board concluded that it is in the best interest of each Fund and its respective shareholders to liquidate and dissolve each Fund.

After the close of business on November 18, 2022, both Funds will no longer accept creation orders from authorized participants. Trading in Merlyn.AI Best-of-Breed Core Momentum ETF will be halted on the CBOE BZX Exchange, Inc, the Fund’s exchange, at the close of business on November 23, 2022. Trading in Merlyn.AI Tactical Growth and Income ETF will be halted on The Nasdaq Stock Market, the Fund’s exchange, at the close of business on November 23, 2022. On the Liquidation Date, each Fund will redeem all of its outstanding shares at its net asset value. On this same date, all outstanding shares of each Fund will be cancelled, and the Fund will cease operations.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Funds may deviate from their investment objective and strategies as the Liquidation Date approaches. In addition, the Funds are likely to incur higher tracking error than is typical for each Fund. The liquidation of each Fund’s portfolio holdings may result in brokerage and other transaction costs, which will be borne by each Fund and their respective shareholders.

Shareholders may sell their holdings of the Funds on each Fund’s respective exchange until the market close on November 18, 2022 and may incur the usual and customary brokerage commissions associated with the sale of a Fund’s shares. During the time between market open on November 21, 2022 and the Liquidation Date, because shares will not be traded on each Fund’s respective exchange, we cannot assure shareholders that there will be a trading market for their shares.

Shareholders who continue to hold shares of the Funds on the Funds’ Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in a Fund on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on each Fund’s respective exchange prior to the Liquidation Date.

Prior to the Liquidation Date, the Funds may declare and pay their shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.

The Funds may pay more than one liquidating distribution. Distribution of liquidation proceeds, if any, to a Fund’s shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

For more information, please call the Funds at (215) 882-9983.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.